Investment Advisor
      Bartlett & Co.
      Cincinnati, OH

Investment Sub-Adviser
      Lombard Odier International Portfolio
        Management Limited
      London, England

Board of Trustees
      Lorrence T. Kellar, Chairman
      Dale H. Rabiner, President
      A. John W. Campbell
      Edmund J. Cashman, Jr.
      Henri Deegenaar
      Ian F. H. Grant
      Alan R. Schriber
      William P. Sheehan
      Charles J. Swindells
      Wolfgang E. Furst Ysenburg

Custodian
      State Street Bank & Trust Company
      Boston, MA

Sub-Custodian
      The Chase Manhattan Bank, N.A.
      Bournemouth, England

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services, Inc.
      Boston, MA

Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD

Legal Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.



      This report is not to be distributed unless preceded or accompanied by a prospectus.


                                 Bartlett & Co.
          -----------------------------------------------------------
                             36 East Fourth Street
                          Cincinnati, Ohio 45202-3896
                         800 (bullet) 800 (bullet) 3609


BAR-002


                                    Bartlett




                                   Europe Fund



                                                          Report to Shareholders
                                                           For the Quarter Ended
                                                              September 30, 1997

To Our Shareholders,

     This is my second report to you as President of the Bartlett Capital Trust, of which Bartlett Europe Fund is a part. The merger of Worldwide Value Fund into Bartlett Europe Fund went very smoothly. We received many shareholder questions and we hope they were answered satisfactorily. Our goal is to provide excellent service to our shareholders and we continually strive to meet that goal.

     In accordance with Internal Revenue Service requirements, in mid-December, the Fund will distribute substantially all of its realized net capital gains and ordinary income, if any. In January, we will send your tax form 1099-DIV, reporting the amount and nature of the dividends and distributions paid by the Fund in 1997.

     On the following pages, the Fund's portfolio managers report on the Fund's performance and the investment outlook.

     We appreciate your support and we welcome your comments.

                                                 Sincerely,



                                                 /s/ Dale H. Rabiner
                                                 ___________________________
                                                 Dale H. Rabiner, CFA
                                                 President,
                                                 Bartlett Capital Trust
November 14, 1997

Investment Advisers' Comments

                                3rd Quarter 1997

                      MSCI European Index           +7.8%
                      Bartlett Europe Fund          +6.3%*

Market Review

     The third quarter began with Europe in a euphoric mood. Encouraged by the US market, which broke through the 8,000 level on the back of inflation figures which showed that core CPI was at its lowest level since 1965, European bourses followed suit and moved upwards into record territory. There was much discussion of a "new paradigm" in the US economy--steady growth with no inflationary pressure thanks to improved productivity. This appeared to be borne out by PPI data which recorded a 7th consecutive monthly decline.

     As the vacation month of August began, however, the bull market showed signs of faltering. Concerns over interest rates both in Germany and the US sent investors scrambling to lock-in their profits. This caused near unprecedented volatility, exacerbated by action in the futures markets. The Dow fell 7.7% during the month of August, its largest monthly decline in 7 years.

     European markets also took fright and fell sharply with the larger, more mature markets of Germany, Switzerland and the Netherlands faring the worst. The recent spate of devaluations in Asia did not help matters as investors tried to assess the implications for European companies with exposure to the Far East. The Bundesbank was successful, however, in reversing the trend of a falling DEM vs. the dollar, thus making the possibility of a German rate hike more unlikely.

     Consequently, by September, European bourses had recovered their composure and ended the period under review strongly. The best performing markets in dollar terms over Q3 were Italy (+17.6%), driven by a very positive flow of funds and speculation that Italy might join EMU at the first stage, followed by the Scandinavian markets.

     The UK market performed well, rising 9.0% in dollar terms, also boosted by the "convergence theme", since the new government appears to be taking a more favourable view of economic and monetary union. As a result, the spread between Gilts and Bunds has narrowed to around 100 basis points (100 basis points = 1%) and Sterling has weakened (having risen very sharply at the beginning of the quarter to nearly 3.10 vs. the DEM) and is currently trading back around the
2.85 level. The UK economy remains in excellent health, buoyed by a high level of consumer confidence and the lowest unemployment level (5.5%) in 17 years. The Bank of England has thus been forced to raise interest rates (now 7.0%) to restrain economic growth.

     Switzerland, where the domestic economy is still struggling with recession, was the worst performing major market, climbing just 2.9% in dollars over the period.

     Companies in both France and the UK bore the brunt of tax increases from their respective new governments. Chancellor Brown's abolition of ACT (Advanced Corporation Tax) more than negated any benefits from lowering the corporate tax rate to 31%, while in France an audit into the State's finances revealed a spending overshoot that equated to a deficit circa 3.5%-3.7% of GDP. To compensate, the corporate tax rate in France was raised to 42% for the next 2 years.

     Merger activity continued apace. The greatest surprise was caused by the merger of the two Bavarian banks--Bayerische Hypo and Bayerische Vereinsbank. The news gave a fillip to the whole sector on the expectation that the long-overdue rationalisation of the German banking sector had finally begun. Also in Germany, Adidas announced the takeover of French sporting goods manufacturer, Salomon, in a deal which could realise large synergies on a marketing level for the new, enlarged group. Volkswagen surprised the market too, but in a rather negative sense, by announcing a DEM 7bn capital increase. This exercise appears opportunistic rather than strategic.

     Elsewhere, ING strengthened its position in the US with the acquisition of Equitable of Iowa. CSHolding stated its intention to merge with Winterthur, a move which should realise significant cost savings. Philips reported excellent results for the second successive quarter with increasing evidence that the core businesses are starting to live up to expectations. Ericsson and Nokia rose to new high levels on the back of booming handset sales and rapidly expanding order books.

Investment Strategy

     We continue to maintain our overweight position in the Netherlands where our exposure is focused on quality growth companies with excellent management teams and also the financial sector, which we believe is the best in Europe. Geographical allocation was broadly unchanged as our strategy is concentrated on bottom-up individual stock ideas, but the banking weighting was increased with the purchase of Societe Generale in France, and the strong price appreciation of this sector in the UK.

     In terms of stocks, Alcatel was switched into Nokia, because of its leading position in the fast-growing mobile telephone business. Swiss stock, Saurer, which is benefiting from restructuring was added while Axa, Vendex and Gideon Richter were all sold.

Outlook

     The Fund remains invested in high quality, high conviction stocks with solid management. We believe that despite the strong performance of the markets, the outlook for European equities is still very positive.

     European economies are only beginning to recover, which is positive for profit margins, while the theme of restructuring/reorganisation continues to gather pace. In addition, there is little sign of "speculative froth."

     Furthermore, Europe needs to encourage increased private savings for retirement. The European equity markets will be a major beneficiary of this trend, particularly if EMU takes place since this would remove both currency risk and the regulatory hurdles of "cross-border" investing.

     We believe the Bartlett Europe Fund is ideally positioned in Europe's top stocks to reap the benefits from such an environment.

                                                                   Ronnie Armist

November 14, 1997

----------
*Total return measures investment performance in terms of appreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Reflects return information on Class A shares excluding the 4.75% sales charge which became effective July 21, 1997. This Fund assesses a 2% redemption fee on the proceeds of shares redeemed or exchanged through January 20, 1998. Past performance is no indication of future results.

================================================================================
INDUSTRY DIVERSIFICATION
Bartlett Europe Fund / September 30, 1997
================================================================================

                                                        % of Net     Market
                                                         Assets       Value
                                                        ---------   --------
                                                                      (000)
Banking                                                   13.9%     $  9,637
Retail Sales                                              11.9         8,278
Pharmaceuticals and Health Care                           10.2         7,113
Oil and Gas                                                8.6         5,974
Finance                                                    8.5         5,916
Telecommunications                                         7.5         5,227
Insurance                                                  3.6         2,488
Publishing                                                 3.3         2,317
Leisure                                                    3.3         2,259
Electrical Equipment                                       2.8         1,917
Aerospace/Defense                                          2.6         1,834
Utilities                                                  2.4         1,690
Automotive                                                 2.2         1,502
Chemicals                                                  2.1         1,437
Engineering                                                1.9         1,308
Consumer Durable Goods                                     1.7         1,179
Consumer Non-Durable Goods                                 1.6         1,130
Manufacturing                                              1.6         1,110
Miscellaneous Services                                     1.5         1,072
Transportation                                             1.5         1,049
Metals                                                     1.4           995
Multi-Industry                                             1.4           964
Construction                                               0.8           540
                                                         -----       -------
Total Investment Portfolio                                96.3        66,936
Other Assets Less Liabilities                              3.7         2,603
                                                         -----       -------
Net Assets                                               100.0%      $69,539
                                                         =====       =======

================================================================================
PORTFOLIO OF INVESTMENTS / Unaudited
Bartlett Europe Fund / September 30, 1997 / Amounts in Thousands
================================================================================


                                   Shares         Value
                                   ------         -----

COMMON STOCKS AND
  EQUITY INTERESTS--92.5%
Austria--3.3%
   Voest-Alpine Stahl AG              21        $   995
   VA Technologie AG                   6          1,308
                                                -------
                                                  2,303
                                                -------
Finland--2.3%
   Oy Nokia Ab                        16          1,564
                                                -------
France--14.6%
   Accor SA                            8          1,461
   Christian Dior SA                   8          1,130
   Compagnie Bancaire SA               9          1,121
   Compagnie Bancaire SA - Rights      9             32
   Guilbert SA                         8          1,072
   Pinault-Printemps-Redoute SA        4          1,642
   Societe Generale                   11          1,558
   Total SA                           18          2,113
                                                -------
                                                 10,129
                                                -------
Germany--11.2%
   Adidas AG                           9          1,179
   Daimler-Benz AG                    18          1,502
   Dresdner Bank AG                   37          1,683
   Gehe AG                            17            891
   Hoechst AG                         32          1,437
   Metro AG                           24          1,104
                                                -------
                                                  7,796
                                                -------
Greece--0.8%
   Hellenic Telecommunication
     Organization S.A. GDR            46            563(A)
                                                -------
Italy--2.7%
   ENI                               300          1,886
                                                -------
Netherlands--15.2%
   ABN Amro Holding NV                70          1,416
   Aegon N.V.                         20          1,610
   ING Groep N.V.                     36          1,653
   Koninklijke Ahold NV               62          1,673
   Philips Electronics N.V.           23          1,917
   VNU-Verenigde Nederlandse
     Uitgeversbedrijven Verenigd
     Bezit                            55          1,281
   Wolters Kluwer NV                   8          1,036
                                                -------
                                                 10,586
                                                -------



                                   Shares         Value
                                   ------         -----

Spain--4.5%
   Centros Comerciales Pryca, SA      75        $ 1,406
   Telefonica de Espana               54          1,703
                                                -------
                                                  3,109
                                                -------
Sweden--2.0%
   Telefonaktiebolaget LM Ericsson    29          1,397
                                                -------
Switzerland--8.6%
   Credit Suisse Group                 9          1,230
   Novartis                            2          2,847
   Roche Holding AG                 N.M.            807
   Saurer AG                           1          1,110(A)
                                                -------
                                                  5,994
                                                -------
United Kingdom--27.3%
   BBA Group plc                     110            748
   Barclays PLC                       77          2,072
   The Berkeley Group plc             45            540
   British Aerospace PLC              41          1,086
   British Petroleum Company plc     131          1,975
   Granada Group plc                  57            798
   HSBCHoldings plc                   47          1,668
   Halifax plc                       122          1,442(A)
   Independent Insurance Group plc    48            878
   Lloyds TSB Group plc              125          1,678
   Next Plc                          133          1,547
   PizzaExpress PLC                   70            906
   Stagecoach Holdings plc            95          1,049
   Wassall PLC                       173            964
   Zeneca Group plc                   51          1,649
                                                -------
                                                 19,000
                                                -------
Total Common Stocks and Equity
   Interests
   (Identified Cost--$50,537)                    64,327
                                                -------

================================================================================
PORTFOLIO OF INVESTMENTS / Continued
Bartlett Europe Fund / September 30, 1997 / Amounts in Thousands
================================================================================


                                   Shares         Value
                                   ------         -----
PREFERRED STOCK--3.8%
Germany--1.3%
   Fresenius AG                       5         $   919
                                                -------

Italy--2.5%
   Telecom Italia Mobile SpA        810           1,690
                                                -------

Total Preferred Stock
   (Identified Cost--$2,127)                      2,609
                                                -------

Total Investments--96.3%
   (Identified Cost--$52,664)                    66,936
Other Assets Less Liabilities--3.7%               2,603
                                                -------
NET ASSETS--100.0%                              $69,539
                                                =======


CLASS A NET ASSET VALUE AND
REDEMPTION PRICE PER SHARE                       $27.10
                                                 ======

CLASS A MAXIMUM OFFERING
PRICE PER SHARE                                  $28.45
                                                 ======

CLASS C NET ASSET VALUE AND
REDEMPTION PRICE PER SHARE                       $27.03
                                                 ======

CLASS Y NET ASSET VALUE AND
REDEMPTION PRICE PER SHARE                       $27.10
                                                 ======

----------
   (A) Non-income producing
N.M. Not meaningful

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